                                   SIGNATURE
                                                                    Exhibit 24
                                                                    ----------
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K; and

WHEREAS, each of the undersigned is a director of the Corporation;

NOW,  THEREFORE, each  of  the undersigned,  hereby  constitutes and  appoints
S. Ginn, C. L. Cox, P. J. Quigley, L. L. Christensen, and R. W. Odgers, and each of them, his/her attorney for him/her in his stead, in his/her capacity as a director of the Corporation, to execute and file such Annual Report on Form 10-K, and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with affecting the filing of the Annual Report on Form 10-K.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his/her hand this 25nd day of March, 1994.



/s/ William Clark                              /s/ Frank C. Herringer
Director                                       Director


/s/ Herman E. Gallegos                         /s/ Ivan J. Houston
Director                                       Director


/s/ Donald E. Guinn                            /s/ Mary S. Metz
Director                                       Director


/s/ James R. Harvey                            /s/ Lewis E. Platt
Director                                       Director


/s/ Paul Hazen                                 /s/ Toni Rembe
Director                                       Director


                                               /s/ S. Donley Ritchey
                                               Director

                                   SIGNATURE

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K; and

WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

NOW,  THEREFORE,   each of  the undersigned,  hereby constitutes  and appoints
S. Ginn, C. L. Cox, P. J. Quigley, L. L. Christensen and R. W. Odgers, and each of them, his attorney for him in his stead, in his capacity as an officer or director, or both, of the Corporation, to execute and file such Annual Report on Form 10-K, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Annual Report on Form 10-K.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 25th day of March, 1994.



/s/ Sam Ginn                           /s/ Philip J. Quigley
- -----------------------------------    -----------------------------------
Sam Ginn                               Philip J. Quigley
Chairman of the Board,                 Group President and Director
President and Chief
Executive Officer



/s/ L. L. Christensen                  /s/ C. Lee Cox
- -----------------------------------    ---------------------------------
L. L. Christensen                      C. Lee Cox
Executive Vice President,              Group President and Director
 Chief Financial Officer
 (Chief Accounting Officer)